Exhibit 10.3

FIFTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of June 29, 2022, is made by and among ATHENEX, INC., a Delaware corporation (as applicable, the “Borrower”), the Lenders party hereto and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the parties hereto are party to that certain Credit and Guaranty Agreement, dated as of June 19, 2020 (as amended by that certain First Amendment and Limited Waiver to Credit and Guaranty Agreement, dated as of June 3, 2021, that certain Second Amendment to Credit and Guaranty Agreement, dated December 14, 2021, that certain Third Amendment to Credit and Guaranty Agreement and First Amendment to Warrants, dated as of January 19, 2022, that certain Fourth Amendment to Credit and Guaranty Agreement, Second Amendment to the Warrants and Partial Release of Collateral, dated as of June 21, 2022, and as further amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and the Administrative Agent; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

SECTION 1
Capitalized Terms. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
SECTION 2
Amendment to the Credit Agreement. Notwithstanding anything in the Credit Agreement or the other Loan Documents to the contrary, the Lenders and the Borrower hereby agree that on the Fifth Amendment Effective Date, the Credit Agreement is hereby deemed amended as follows:
•
On or prior to July 1, 2022, the Borrower shall make a mandatory prepayment in cash to the Administrative Agent for the benefit of the Lenders in principal amount equal to $10,000,000, plus accrued and unpaid interest in respect of the principal amount being repaid, plus a 5.00% fee on the principal amount so prepaid which fee which shall be allocated as follows: 2.00% to Exit Fee and 3.00% to the Prepayment Fee (collectively, the “Mandatory Prepayment”). Such Mandatory Prepayment shall be in addition to, and not in lieu of, any other mandatory prepayments required under the Loan Documents, including the prepayments required pursuant to Section 3.03(b)(iv).
•
Upon making the Mandatory Prepayment no additional Prepayment Fee shall be due solely on the such principal repaid in respect of the Mandatory Prepayment.
•
Concurrently with the receipt by the Administrative Agent of the Mandatory Prepayment, the definition of “Minimum Liquidity Amount” shall be amended in its entirety to read as follows: “’Minimum Liquidity Amount’” means $10,000,000”.
•
Section 9.02(t) is hereby amended and restated in its entirety to read as follows: “Liens granted to the Purchasers (as defined in the Klisyri Revenue Interest Purchase Agreement) in (x) the Retained Product Assets (as defined in the Klisyri Intercreditor Agreement) and in the Equity Interests of the Klisyri SPV and (y) the Reverting Product Assets (as defined in the Klisyri Intercreditor Agreement), in each case pursuant to the Klisyri Transaction Documents subject to the Klisyri Intercreditor Agreement;”

SECTION 3
Effectiveness. Section 2 to this Amendment shall become effective only upon the satisfaction or waiver by the Lenders of the following conditions precedent (the date of such satisfaction or waiver of the following conditions being referred herein as the “Fifth Amendment Effective Date”):
(a)
Each of the Borrower and the Lenders shall have executed this Amendment and the Administrative Agent shall have received a fully executed copy of this Amendment.
(b)
The representations and warranties of the Borrower set out in Section 4 below shall be true and correct on and as of the Fifth Amendment Effective Date, except for any representation or warranty expressly stated to be made as of a specific date, in which case such representation or warranty shall be true and correct as of such specific date.
SECTION 4
Representations and Warranties.

The Borrower represents and warrants as of the date hereof and on the Fifth Amendment Effective Date that:

(a)
Power and Authority. The Borrower has full power, authority and legal right to enter into and perform its obligations under this Amendment and the other Loan Documents to which it is a party.
(b)
Authorization; Enforceability. The execution of this Amendment and performance hereunder are within the Borrower’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(c)
Governmental and Other Approvals; No Conflicts. None of the execution, delivery and performance by the Borrower of the Amendment (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for such as have been obtained or made and are in full force and effect, (ii) will violate (1) any Law, (2) any Organic Document of the Borrower or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon the Borrower that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries.
(d)
No Default or Event of Default. No event has occurred and is continuing or would result after giving effect to this Amendment that would constitute an Event of Default or a Default.
SECTION 5
Miscellaneous.
(a)
References Within Loan Documents. Each reference in the Credit Agreement on and after the Fifth Amendment Effective Date to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Credit Agreement as amended by Section 2 of this Amendment,.
(b)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(c)
No Waiver. Except as specifically modified above, (i) the Credit Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents. None of the Administrative Agent or any Lender is under any obligation to enter into this Amendment. The entering into this Amendment by such parties shall not be deemed to limit or hinder any rights of any such party under the Loan Documents, nor, except as provided in Section 2, as applicable, shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Borrower, on the other hand, with regard to any provision of the Loan Documents.
(d)
Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(e)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(f)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(g)
Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
(h)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER: ATHENEX, INC.,
a Delaware corporation

By: /s/ Johnson Y.N. Lau
Name: Dr. Johnson Y.N. Lau
Title: Chairman and Chief Executive Officer

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

LENDERS AND WARRANT HOLDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

EXELON STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE-NGP STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE-MINN STRATEGIC CREDIT LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE-FORREST MULTI-STRATEGY LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE HUNTINGTON-GCF INVESTMENT FUND, L.P.

By:	Oaktree Huntington-GCF Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntingon-GCF Investment Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Authorized Signatory

OAKTREE STRATEGIC INCOME II, INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE STRATEGIC INCOME CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

OAKTREE GILEAD INVESTMENT FUND, L.P.

By:	Oaktree Gilead Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Authorized Signatory

SAGARD HEALTHCARE ROYALTY PARTNERS, LP, acting through its general partner, SAGARD HEALTHCARE ROYALTY PARTNERS GP LLC
By:	/s/ Adam Vigna
Name: Adam Vigna Title: Chief Investment Officer

By:	/s/ Jason Sneah
Name: Jason Sneah Title: Manager

OPB SHRP CO-INVEST CREDIT LIMITED
By:	/s/ Jennifer Hartviksen
Name: Jennifer Hartviksen Title: Managing Director, Global Credit

SIMCOE SHRP CO-INVEST CREDIT LTD.
By:	/s/ Jennifer Hartviksen
Name: Jennifer Hartviksen Title: Managing Director, Global Credit